Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Defiance Drone and Modern Warfare ETF
(the “Fund”)
Supplement dated July 27, 2026 to the
Summary Prospectus dated April 30, 2026, and
Prospectus and Statement of Additional Information each dated April 30, 2026, as supplemented June 29, 2026

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS EFFECTIVE ON OR ABOUT AUGUST 6, 2026.

The following information supplements and should be read in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”).
Defiance ETFs, LLC, the Fund’s investment adviser (the “Adviser”), has recommended, and the Board of Trustees of ETF Series Solutions has approved, the changes to the Fund’s investment objective, principal investment strategies, and principal risks described below. These changes are scheduled to go into effect on or about August 6, 2026. The Fund’s management fee will not change as a result of the changes.

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Changes to the Fund’s Investment Objective
The Fund’s investment objective will change as set forth below. All references in the Fund’s Summary Prospectus, Prospectus, and SAI to the investment objective of the Fund are hereby deleted and replaced with the new investment objective.

Current Investment Objective	New Investment Objective
The Defiance Drone and Modern Warfare ETF (the “Fund” or the “Drone ETF”) seeks to track the total return performance, before fees and expenses, of the BITA Drone & Modern Warfare Select Index (the “Index”).
As a primary investment objective, the Defiance Drone and Modern Warfare ETF (the “Fund” or the “Drone ETF”) seeks to track the total return performance, before fees and expenses, of the BITA Drone & Modern Warfare Select Index (the “Index”). As a secondary investment objective, with respect to up to 15% of the Fund’s net assets, from time-to-time and in the Adviser’s discretion, the Fund seeks to provide exposure to companies that would have qualified for inclusion in the Index except that their securities are not publicly traded.

The Fund’s investment objective is a non-fundamental investment policy that may be changed without shareholder approval upon written notice to shareholders.

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Changes to the Fund’s Fees and Expenses
The following information supplements and restates the Fund’s Annual Fund Operating Expenses table and the accompanying Example set forth in the Fund’s Summary Prospectus and Prospectus, to reflect the estimated Acquired Fund Fees and Expenses the Fund would bear in connection with an investment through a special purpose vehicle (“SPV”). The Fund’s management fee is not changing.

Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.69%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.30%
Total Annual Fund Operating Expenses[3]	0.99%
1 The Fund’s management fee is a “unified fee.” Out of the management fee, the Adviser pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions, and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses, each of which is paid by the Fund.
2 “Acquired Fund Fees and Expenses” reflect the estimated expenses the Fund would indirectly bear from an investment through a special purpose vehicle (SPV), consisting of a one-time upfront access fee of up to 8% of the amount invested. Based on the Adviser’s estimate that approximately 3.7% of the Fund’s net assets will be invested through a single SPV, that access fee results in estimated Acquired Fund Fees and Expenses of approximately 0.30% (30 basis points). AFFE is not a direct cost paid by shareholders and is not reflected in the Fund’s financial statements.
3 The “Total Annual Fund Operating Expenses” shown may not correlate to the Fund’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Prospectus, which does not include “Acquired Fund Fees and Expenses.”
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$317	$551	$1,233
The Example assumes that the Fund’s operating expenses, including the estimated Acquired Fund Fees and Expenses, remain the same each year. Because the SPV access fee reflected in Acquired Fund Fees and Expenses is a one-time, non-recurring charge expected to be incurred only in the year of investment, the Example overstates the expenses you would likely pay over the 3-, 5-, and 10-year periods, and your actual costs in those later periods are expected to be lower.
Changes to the Fund’s Principal Investment Strategies
The first paragraph of the Index description under the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:
The Index seeks to track the performance of companies that are publicly traded on recognized global exchanges in developed markets and generate significant revenue from the drone and modern warfare industry. Each Index constituent must be a company that derives at least 50% of its total revenue, from one or a combination of the advanced capability areas within the drone and modern warfare industry: military and commercial drones; unmanned aerial systems; artificial intelligence (“AI”)-driven warfare and military information technology; unmanned surface, ground, and underwater systems; electronic and communication warfare solutions; intelligence, surveillance, reconnaissance (“ISR”); space and defense infrastructure, military satellites and missile solutions; military cybersecurity; military robotics; and electric vertical take-off and landing (eVTOL) aircraft and related advanced air mobility solutions (each, a “Drone and Modern Warfare Company”). The companies included in the Index are screened semi-annually from the universe of globally-listed stocks by BITA GmbH (“BITA” or the “Index Provider”). Companies identified by BITA’s screening process are then screened for investibility, including a minimum market capitalization of US $100 million and minimum liquidity thresholds.
The description of “The Fund’s Investment Strategy” under the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:
The Fund’s Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Drone and Modern Warfare Companies (as defined above). For purposes of this 80% policy, securities of Drone and Modern Warfare Companies may be publicly traded or privately issued. The Fund may invest in privately issued

Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
securities directly or indirectly by investing in special purpose vehicles (“SPVs”) that hold the securities of a single private Drone and Modern Warfare Company.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
In addition, the Fund may invest up to 15% of its net assets in privately issued securities of Drone and Modern Warfare Companies, held either directly or through interests in single-asset SPVs sponsored by unaffiliated third parties. The Adviser does not currently expect the Fund’s aggregate investment in privately issued securities to exceed, at the time of purchase, approximately 5% of the Fund’s net assets, with 15% representing an outside limit rather than a target allocation (the “Private Sleeve”). Privately issued securities held by the Fund will generally be selected by the Adviser, in its discretion, from among Drone and Modern Warfare Companies that, in the Adviser’s reasonable judgment at the time of acquisition, would satisfy the eligibility criteria for inclusion in the Index if such companies’ equity securities were publicly listed. Where the Fund invests through an SPV, the SPV interest will be acquired only where the Fund is able to participate as a passive investor and where the SPV’s governing documents are negotiated to provide for the orderly distribution of the underlying securities upon a qualifying liquidity event (such as an initial public offering of the underlying issuer). Such investments will be valued at fair value in accordance with the Fund’s valuation policies and procedures and are expected to be treated as illiquid investments under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). There is no guarantee that the Adviser will have access to or invest, directly or indirectly, in privately issued securities.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Adviser expects that the Index, and consequently the Fund, will generally be concentrated in the securities of the aerospace and defense industry and have significant exposure to the industrials sector.
The Fund may also engage in securities lending as part of the Fund’s principal investment strategy.

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Changes to the Fund’s Principal Risks
The following risks are hereby added to the “Principal Investment Risks” section of the Summary Prospectus and Prospectus, except that the existing “Tracking Error Risk” description is hereby deleted in its entirety and replaced with the following “Tracking Error / Index Divergence Risk”.
•Investment Selection Risk (Private Sleeve). Although the Fund’s investment, if any, in privately issued securities will be consistent with the Drone and Modern Warfare Company theme of the Index, the Fund’s investments in privately issued securities will be selected by the Adviser in its discretion and will not be selected by reference to the Index. The Private Sleeve of the Fund is actively managed, and the Adviser’s selection decisions with respect to these privately issued securities may underperform the Index, other relevant benchmarks, or alternative investments the Adviser could have selected. The Fund may experience losses on such investments that the Fund would not have experienced had the Fund invested exclusively in publicly traded Index constituents.
•Allocation Conflicts Risk (Private Sleeve). The Adviser manages other registered funds and may in the future manage additional vehicles in the Defiance complex that may be eligible to acquire the same privately issued securities as the Fund. The Adviser maintains a written allocation policy designed to allocate private investment opportunities among eligible vehicles on a fair and equitable basis over time. However, the application of the allocation policy may result in the Fund receiving a smaller allocation of a desirable investment opportunity than it would have received in the absence

Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
of competing vehicles, or in the Fund being unable to participate in a particular opportunity. Allocation decisions involve subjective judgments and may, in hindsight, prove not to have been optimal for the Fund.
•Conflicts of Interest Risk (Private Sleeve). In connection with the Fund’s investments in privately issued securities, the Adviser may face conflicts of interest that do not arise in connection with the Fund’s investments in publicly traded securities, including conflicts relating to (i) the selection of SPV sponsors and the negotiation of SPV terms, (ii) the receipt of material non-public information about private issuers that may also be public-equity candidates of the Fund or other Defiance vehicles, (iii) the allocation of private-investment opportunities among funds and accounts managed by the Adviser, and (iv) the valuation of the Fund’s SPV interests for purposes of calculating the Fund’s net asset value. The Adviser has adopted policies and procedures designed to identify, address, and mitigate these conflicts, but there can be no assurance that all conflicts will be eliminated or that the Adviser’s policies and procedures will operate as intended in all circumstances.
•Indirect Expense Risk (Private Sleeve). In connection with each Private Sleeve investment, the Fund will pay a one-time upfront access fee in connection with acquiring the investment, expected to range from approximately 5% to 8% of the amount invested. This fee reduces the net amount of the Fund’s capital invested in the underlying company. The Fund does not currently expect to invest through vehicles that charge a recurring management fee or a performance-based allocation (sometimes referred to as “carried interest” or “carry”); the specific economics applicable to each investment will be set forth in the applicable governing documents and may vary.
•Liquidity Risk (Private Sleeve). The Fund’s investments in privately issued securities, including SPV interests, are not traded on any public market, are not redeemable on demand at the option of the Fund, and may be transferred (if at all) only with the consent of the SPV sponsor and subject to such restrictions as the SPV’s governing documents may impose. The Fund’s ability to monetize such investments will generally depend on the occurrence of a qualifying liquidity event at the underlying issuer (such as an initial public offering, sale, merger, or other transaction resulting in the distribution of freely tradable securities to the Fund). There is no assurance that any such liquidity event will occur within any particular time frame, on any particular terms, or at all. The Fund treats its investments in privately issued securities as illiquid investments under Rule 22e-4 under the 1940 Act, and the aggregate amount of illiquid investments held by the Fund is subject to the 15% limit under that rule. Sustained net redemption activity, particularly during periods of market stress, may cause the Fund’s illiquid investment percentage to approach the 15% regulatory limit and may constrain the Fund’s ability to satisfy redemption requests in a timely or cost-effective manner.
•Material Non-Public Information Risk (Private Sleeve). In connection with the Fund’s investments in privately issued securities, the Fund, the Adviser, and the Sub-Adviser may from time to time receive material non-public information concerning the underlying issuer or related issuers. The Adviser maintains information-barrier procedures and an insider-trading compliance program designed to address the receipt and handling of such information. Where the Adviser is in possession of material non-public information concerning an issuer, the Adviser may, for some period of time, be unable to effect transactions in the publicly traded securities of that issuer or related issuers on behalf of the Fund. As a result, the Fund may be unable to acquire or dispose of publicly traded securities at a time when the Adviser would otherwise believe such action to be in the best interests of the Fund. The Fund’s performance may be adversely affected by such restrictions.
•Premium/Discount Risk (Private Sleeve). The Fund’s investments in privately issued securities will not have an observable market price during the trading day and will be reflected in the Fund’s daily net asset value at their fair value. Authorized Participants and other market participants involved in establishing the Fund’s intraday indicative value and the Fund’s secondary market trading price may have limited ability to hedge their exposure to the Private Sleeve of the Fund’s portfolio. As a result, the Fund’s Shares may trade at a premium or discount to the Fund’s net asset value to a greater extent, and with greater volatility, than has historically been the case for the Fund, and to a greater extent than may be experienced by ETFs that invest exclusively in publicly traded securities. Such premiums or discounts may be heightened during periods of market volatility, in periods immediately preceding or following a fair-value update, and during the period leading up to a qualifying liquidity event at an underlying issuer (or, in the case of privately issued securities the Fund holds directly, the issuer of such securities).
•Private Company Investment Risk (Private Sleeve). Privately issued securities are securities that have not been registered under the Securities Act of 1933, typically are subject to legal restrictions on resale, and generally are not traded in established public markets. The Fund’s investments in privately issued securities of pre-IPO private companies are subject to risks that differ from, and in many cases exceed, the risks of investing in publicly traded securities. These risks include: (i) limited and inconsistent public disclosure by private issuers, which may make it difficult for the Adviser to evaluate the issuer’s financial condition, business prospects, and corporate governance; (ii) the absence of any obligation on the part of the private issuer to register its securities for public resale, to facilitate a sale of the Fund’s

Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
interest, or to effect a liquidity event within any particular time frame; (iii) restrictions on transfer arising from the SPV’s governing documents, securities-law requirements, or contractual rights of other equityholders (including rights of first refusal, co-sale rights, and similar provisions); (iv) the Fund’s reliance on the SPV sponsor for information rights and for the administration of the SPV; (v) the concentration of the SPV’s assets in a single underlying issuer, the failure of which would cause a complete loss of the Fund’s investment in that SPV; and (vi) the early-stage or growth-stage character of many private issuers, including the possibility that the issuer may never achieve a successful liquidity event and that the Fund may lose all or a substantial portion of its investment. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find markets for these securities are more thinly traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share due to the absence of an active trading market.
•Sponsor Dependence Risk (Private Sleeve). The Fund’s interest in each SPV will depend on the SPV sponsor for the administration of the SPV, the transmission of information rights, the conduct of the SPV’s relationships with the underlying issuer, and the implementation of any liquidity event. The SPV sponsor may have interests that diverge from those of the Fund, including with respect to the timing of any liquidity event, the negotiation of the terms of the SPV with the underlying issuer, and the allocation of expenses among investors in the SPV. The bankruptcy, insolvency, or operational failure of an SPV sponsor could materially and adversely affect the Fund’s ability to realize value from its investment in the affected SPV.
•Tax Characterization Risk (Private Sleeve). The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund’s investments in privately issued securities, including SPV interests, may be subject to tax characterizations that differ from those of the Fund’s investments in publicly traded securities, including with respect to the 90% qualifying-income test and the quarterly asset-diversification tests under Subchapter M. The Adviser has obtained, or intends to obtain, written advice from outside tax counsel regarding the asset diversification and qualifying-income treatment of each SPV interest acquired by the Fund. There can be no assurance that the U.S. Internal Revenue Service will not assert a contrary position. The Fund’s failure to qualify as a RIC could result in fund-level taxation and a corresponding reduction in income available for distribution to shareholders.
•Tracking Error / Index Divergence Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons, including operating expenses and portfolio transaction costs not incurred by the Index, the timing of cash flows into and out of the Fund, and the use of “representative sampling” rather than full replication. In addition, because the Fund holds investments in privately issued securities that are not components of the Index, and because the Fund holds a cash-in-lieu component in respect of those investments for purposes of creation and redemption baskets, the Fund’s performance is expected to diverge from the performance of the Index by an amount attributable to the Fund’s Private Sleeve holdings and the related cash-in-lieu position. The magnitude of this divergence may be material, particularly during periods in which the fair value of the Fund’s Private Sleeve holdings changes materially or in which the underlying issuer of a Private Sleeve holding completes (or is expected to complete) a qualifying liquidity event.
•Valuation Risk (Private Sleeve). The Fund’s investments in privately issued securities and SPV interests are not traded in an active market and do not have readily available market quotations. The fair value determination of each such investment is necessarily based on assumptions, estimates, and inputs that may not reflect the price at which the Fund could actually realize value from such investment in a sale or other liquidity event. Fair value determinations are inherently subjective and involve material uncertainties; the value at which an investment is ultimately realized may differ, potentially materially, from the most recent fair value determination. The Fund’s net asset value, and the value of an investor’s investment in the Fund, may be adversely affected by errors or uncertainties in the fair valuation of the Fund’s Private Sleeve holdings.

Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Changes to the Fund’s Portfolio Managers
Brendan Cavanaugh, CFA, has been added to the portfolio management team.
The “Portfolio Management” section of the Summary Prospectus and on page 21 of the Prospectus are revised as follows:
Portfolio Management

Adviser	Defiance ETFs, LLC
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers
Brendan Cavanaugh, CFA, Chief Strategy Officer of the Adviser, has been a portfolio manager of the Fund since July, 2026. Dustin Lewellyn, CFA, Managing Director of Penserra, Ernesto Tong, CFA, Managing Director of Penserra, and Christine Johanson, CFA, Director and Senior Portfolio Manager of Penserra have been portfolio managers of the Fund since its inception in September, 2025.

The “Portfolio Managers” section on page 30 of the Prospectus is supplemented to include the following:
Brendan Cavanaugh has been Chief Strategy Officer of the Adviser since 2026. Prior to joining the Adviser, Mr. Cavanaugh was the Head of Strategic Development for Nasdaq’s ETF Solutions business. Before Nasdaq, he held senior roles in Product Strategy, Capital Markets and Business Development at Allianz Investment Management, ProShares and Direxion Investments. Mr. Cavanaugh began his career in the Securities Division of Goldman Sachs. He holds a Bachelor of Science Degree in Finance from Fairfield University and is a CFA Charterholder.
The first sentence of the “Portfolio Managers” section on page 24 of the SAI is revised to read as follows:
The Funds are co-managed by Dustin Lewellyn, CFA, Chief Investment Officer of the Sub-Adviser; Ernesto Tong, CFA, Managing Director of the Sub-Adviser; and Christine Johanson, CFA, Director and Senior Portfolio Manager of the Sub-Adviser. The Drone ETF is also co-managed by Brendan Cavanaugh, CFA, Chief Strategy Officer of the Adviser.
The “Other Accounts” information contained in the “Portfolio Managers” section on page 24 of the SAI is supplemented to include the following:
Other Accounts
In addition to the Drone ETF, Mr. Cavanaugh managed the following other accounts as of June 30, 2026, none of which were subject to a performance-based fee:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts
Registered Investment Companies	0	$—
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.